LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Delaware Diversified Income Fund

Supplement Dated April 1, 2022 to the Summary Prospectus and Prospectus Dated May 1, 2021
This Supplement updates certain information in the Summary Prospectus and Prospectus for the LVIP Delaware Diversified Income Fund (the “Fund”). You may obtain a copy of the Fund’s Summary Prospectus or Prospectus free of charge, upon request, by calling toll-free 1‑800‑4LINCOLN (454‑6265) or at www.lfg.com/lvip.
The bar chart in the Fund Performance section on page 4 of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the bar chart below:

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS
OR PROSPECTUS FOR FUTURE REFERENCE